UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
  [X] Preliminary Proxy Statement
  [_] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
  [_] Definitive Proxy Statement
  [_] Definitive Additional Materials
  [_] Soliciting Material Pursuant toss.240.14a-12


                           ROCHEM ENVIRONMENTAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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Reg. ss. 240.14a-101. Notes:

                                                      Rochem Environmental, Inc.
                                                      610 N. Milby Street
                                                      Houston, Texas  77003

                                                      Phone: (713) 224-7626
                                                      Fax:   (713) 224-7627



August 21, 2000


Dear Shareholder:

     You are cordially invited to attend the Fiscal 1999 Annual Meeting of Shareholders of Rochem Environmental, Inc. to be held on Wednesday, September 20, 2000 at 10:00 a.m., Central Standard Time at 15001 Walden Road, Suite 203, Montgomery, Texas. We look forward to this opportunity to update you on developments at Rochem Environmental.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

Sincerely,



Philip LeFevre
Chairman

                           ROCHEM ENVIRONMENTAL, INC.
                             610 North Milby Street
                              Houston, Texas 77003

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held September 20, 2000


     Notice is hereby given that the Annual Meeting of Stockholders of Rochem Environmental, Inc. (the "Company") will be held at 15001 Walden Road, Suite 203, Montgomery, TX 77356 at 10:00 a.m., Central Standard Time, on Wednesday, September 20, 2000 for the following purposes:

          1.   To elect three Directors;

          2. To ratify the selection of Weinstein Spira & Company, P.C. as independent auditors of the Company for the fiscal year ended September 30, 2000;

          3. To accept the offer made by Pall Corporation whereby the Company and Pall Corporation agree to issue a promissory note for payment of debts owed to Pall Corporation, for the principal sum of $480,136.67, with principal accruing at a rate of 10% per annum, with interest payable on September 30, 2000 and every three months thereafter, and which entire principal shall be due on or before December 31, 2002. In addition the Company and Pall
               Corporation agree to render the Distribution Agreement dated September 1, 1993 by and between Separation Technology Systems, Inc. and Rochem Separation Systems, of which the Company and Pall Corporation are successors in interest, respectively, terminated and of no force and effect, in exchange for Pall Corporation returning 8,589,714 shares of Company common stock to the Company.

          4. To transact such other business as may properly come before the meeting.

     Only common stockholders of record at the close of business on August 21, 2000 will be entitled to notice of and to vote at the meeting, or any adjournment thereof.

     Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof with the Company's transfer agent at least 48 hours (excluding Saturday, Sunday and statutory holidays) before the time of the Annual Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must
deliver  the  Proxy  in  accordance   with  the   instructions   given  by  such
intermediary.

By Order of the Board of Directors,



Philip LeFevre
Chairman
August 21, 2000


     THE PROXY  STATEMENT  WHICH  ACCOMPANIES  THIS NOTICE OF ANNUAL  MEETING OF
STOCKHOLDERS  CONTAINS  MATERIAL  INFORMATION   CONCERNING  THE  MATTERS  TO  BE
CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                           ROCHEM ENVIRONMENTAL, INC.
                             610 North Milby Street
                                Houston, TX 77003

                            ------------------------

                                PROXY STATEMENT
                         Annual Meeting of Stockholders

                            ------------------------

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Rochem Environmental, Inc., a Utah corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at 15001 Walden Road, Suite 203, Montgomery, Texas at 10:00 a.m., on Wednesday, September 20, 2000, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about August 30, 2000.

     The close of business on August 21, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 19,184,751 shares of Company common stock, par value $.001 per share ("Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share of Common Stock is entitled to one vote on all questions requiring a stockholder vote at the Annual Meeting. A majority of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors nominated in Item 1 as set forth in the accompanying Notice. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Item 2 as set forth in the accompanying Notice. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Item 3 as set forth in the accompanying Notice. Stockholders may not cumulate their votes in the election of directors.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) TO ELECT THREE DIRECTORS, (ii) TO RATIFY THE SELECTION OF WEINSTEIN SPIRA & COMPANY, P.C. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000; AND (iii) TO ACCEPT THE TERMINATION OF THE DISTRIUTOR AGREEMENT WITH PALL CORPORATION (iv) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting.

                                  ANNUAL REPORT

     The Annual Report to Stockholders, covering the Company's fiscal year ended September 30, 1999, including audited financial statements, is enclosed herewith. The Annual Report to Stockholders does not form any part of the material for solicitation of proxies.

     The Company will provide, without charge, a copy of its Annual Report and Form 10-KSB upon written request to Ann K. Tanabe, Investor Relations Manager, at 610 N. Milby Street, Houston, TX 77003. The Company will provide exhibits to its Annual Report and Form 10-KSB, upon payment of the reasonable expenses incurred by the Company in furnishing such exhibits. The SEC maintains an Internet site that contains reports, proxy and information statements and other information for companies that file electronically. The address of the site is http://www.sec.gov.

                                     ITEM 1

                            TO ELECT THREE DIRECTORS

     The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall consist of not less than three or more than nine directors. The directors are elected annually by the stockholders of the Company at each annual meeting of the stockholders of the Company. Any director elected to fill a vacancy or newly created directorship resulting from an increase in the authorized number of directors shall hold office until his successor is elected and duly qualified. Any vacancy on the Board, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office until his successor is elected and duly qualified. The stockholders will elect three directors for the coming year, with two of the nominees presently serving as directors of the Company.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     William E. Bracken, (age 63). Mr. Bracken has served as director and vice president of the Company since December 1992. Mr. Bracken served as operations manager of EnClean's Environmental Group from January 1989 to December 1992. Mr. Bracken served as a sales engineer with HydroKem from September 1985 to January 1989.

     Philip LeFevre, (age 50). Mr. LeFevre has served as director of the Company since March 1995. Mr. LeFevre is currently serving as president of Lefco Environmental Technology, and has held this position since January 1991.

     James Ward, (age 48). Mr. Ward is currently serving as owner and president of Excalibur Constructors, Inc., and has held this position since May 1983. Mr. Ward also owns numerous other companies including Dina Industries, Inc., J.H. Ward Enterprises, Inc., BMM, Inc., Remax-Conroe, Spring Creek Oaks Development Company and Lakewood Development Company to name a few. Mr. Ward is currently an executive board member of the Houston Contractors Association and a member of American General Contractors, American Society of Military Engineers, Greater Houston Builders Association and the Greater Houston Partnership.

Board of Directors, Committees, and Meetings

     The Board of Directors held six meetings during fiscal 1999. During fiscal 1999, each director attended at least 75% of the total number of Board meetings. The Company does not maintain an audit, nomination, compensation or any other committee.

Directors' Fees

     The directors are not compensated for their services on the Board of Directors, however all directors are reimbursed for their reasonable expenses incurred for each Board meeting attended.

Compliance with Section 16(A) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners complied with all applicable filing requirements during the fiscal year ended September 30, 1999. Filing requirements were made timely.

     THE BOARD HAS RECOMMENDED A VOTE FOR THE ELECTION OF MESSRS. BRACKEN, LEFEVRE AND WARD. THE ELECTION OF THE DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE HOLDERS OF OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

                                     ITEM 2

           RATIFY THE SELECTION OF WEINSTEIN SPIRA & COMPANY, P.C. AS
            INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR
                            ENDING SEPTEMBER 30, 2000

     The Board of Directors has approved the engagement of Weinstein Spira & Company, P.C. as its independent auditors of the consolidated financial statements for the fiscal year ending September 30, 2000. The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing Weinstein Spira & Company, P.C. as independent auditors of the Company for the fiscal year ending September 30, 2000. The engagement of Weinstein Spira & Company, P.C. for audit services has been approved by the Board of Directors.

     There have been no disagreements with the independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The independent auditor's report contained a modified opinion for a going concern uncertainty.

     In the event the appointment of Weinstein Spira & Company, P.C. as independent auditors for fiscal 2000 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for fiscal 2000 will be permitted to stand unless the Board finds other good reason for making a change.

     Representatives of Weinstein Spira & Company, P.C. are expected to be present at the meeting, with the opportunity to make a statement if desired to do so. Such representatives are also expected to be available to respond to appropriate questions.

     THE BOARD HAS RECOMMENDED THE RATIFICATION OF WEINSTEIN SPIRA & COMPANY, P.C. AS INDEPENDENT AUDITORS. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE HOLDERS OF OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

                                    ITEM 3

                    TO ACCEPT THE OFFER FROM PALL CORPORATION

     The Board of Directors of the Company believe it is in the best interest of the Company to enter into an agreement with Pall Corporation wherein the Company and Pall Corporation agree to render the Distribution Agreement dated September 1, 1993 by and between Separation Technology Systems, Inc. and Rochem Separation Systems, of which the Company and Pall Corporation are successors in interest, respectively, terminated and of no force and effect, in exchange for Pall Corporation returning 8,589,714 shares of Company common stock to the Company. Nothing contained in the agreement shall prohibit the Company from competing with Pall Corporation using alternative technologies in any market.

     In December 1999, the Company received notice from Pall Corporation that it intended to pursue the termination of the Distributor Agreement if the Company did not pay its outstanding accounts payable owed to Pall Corporation in the amount of $480,136.67. Accordingly, the Board of Directors believes it is in the best interest of the Company to issue a promissory note for payment of debts owed to Pall Corporation, for the principal sum of $480,136.67, with principal accruing at a rate of 10% per annum, with interest payable on September 30, 2000 and every three months thereafter, and which entire principal shall be due on or before December 31, 2002. The Company currently does not have the cash on hand to make these payments. The Company intends to collect receivables or pursue financing to meet these obligations. There are no assurances that this obligation can be met. If the Company cannot meet this obligation, it will be in default of the promissory note.

     This transaction will not have a negative effect on future earnings as the Company realized an asset impairment of $3,488,058 related to the write down of the remaining value of the Distributor Agreement from Pall Rochem in the fourth quarter of Fiscal 1999. In addition, future selling, general and administrative (SG&A) costs will no longer reflect an annual Distributor Agreement amortization deduction of approximately $377,136. In early July 1999, the Company was notified that it was not selected as the final contractor to provide hydrodrilling and waste water treatment services at the Chevron refinery in Pascagoula, Mississippi. The loss of the Chevron contract affected the Company severely as it was the Company's only long-term contract and was the only contract the Company had utilizing the Disc Tube technology. Since the loss of the Chevron contract in July 1999, the Company has not been able to secure any other service contract utilizing the Disc Tube technology. Additionally, the Company has not successfully sold a Disc Tube system during Fiscal 2000. Over the last year, the Company's efforts have primarily been directed to selling grey water systems in the US cruise ship market using Rochem Group's FM module which the company believes is a superior design to the Disc Tube technology. The Company is pursuing additional sales of grey water equipment and FM module systems in other applications.

     THE BOARD HAS RECOMMENDED THE ACCEPTANCE OF PALL CORPORATION'S OFFER. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE HOLDERS OF OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

                                 STOCK OWNERSHIP

     The table below sets forth information with respect to the total number of shares of the Company's Common Stock beneficially owned by each person known to the Company to beneficially own more than 5% of its Common Stock, each named executive officer, director and the total number of shares of the Company's Common Stock beneficially owned by each director and officer, as a group, as reported by each such person, as of August 18, 2000.

                                              Common Stock
Name and Address of                           Beneficially Outstanding
Beneficial Owner (1)                          Number        Percentage
--------------------                          ------        ----------

Pall Corporation                             8,589,714         43.6%
2200 Northern Boulevard
East Hills, New York  11548


William Palmer (2)                           8,589,714         43.6%
2200 Northern Boulevard
East Hills, New York  11548

William E. Bracken                             950,000          4.8%
610 N. Milby Street
Houston, TX  77003

Lefco Environmental Technology, Inc.         2,565,558 (3)     13.0%
15001 Walden Rd, #203
Montgomery, TX  77356

Philip LeFevre(4)                            2,565,558         13.0%
15001 Walden Rd, #203
Montgomery, TX  77356

Erick J. Neuman (5)                            751,400          3.8%
610 N. Milby Street
Houston, TX  77003

James Ward                                   1,893,167          9.6%
PO Box 783
Spring, TX  77383


All officers and directors
  as a group (4 persons)
---------------------------

(1) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his name, subject to community property laws where applicable.
(2)  Mr. Palmer is an affiliate of Pall Corporation.
(3) Includes 14,000 shares of Company Common Stock owned by Lefco Corporation, an affiliate of Lefco Environmental Technology, Inc. and 561,550 solely owned by Mr. LeFevre.
(4) Mr. LeFevre is an affiliate of Lefco Environmental Technology, Inc. and Lefco Corporation.
(5) Mr. Neuman owns 251,400 shares and warrants to purchase 750,000 shares of Common Stock, 500,000 of which are currently exercisable.

                               EXECUTIVE OFFICERS

     The following table lists the present officers of the Company as of the date hereof and the capacities in which they serve.

         Name of Individual              Capacity
         ------------------              --------
         Erick Neuman                    President
         William E. Bracken              Vice President

     Mr. Erick J. Neuman, (age 39). Since January 1996, Mr. Neuman has served as president and chief executive officer of the Company. Mr. Neuman was elected to the Board in March 1996 and resigned in August 2000. Mr. Neuman served as director, Technology and Technical of Waste Management Italy, a subsidiary of WMX Technologies, Inc., from September 1992 to December 1995. Mr. Neuman received a Bachelor of Science degree in Chemical Engineering from Illinois Institute of Technology in 1983.

     Biographical information with respect to Mr. Bracken was previously described under Item 1. There is no family relationship between any present executive officers and directors.

                                  COMPENSATION

         The following table sets forth the compensation with respect to the chief executive officer. No other executive officer of the Company received total annual salary and bonus for the fiscal year ended September 30, 1999 in excess of $100,000.

                           Summary Compensation Table

                                                                 Long-Term
                                 Annual Compensation            Compensation
                                                                   Awards
                                                                 Securities
Name and Principal                    Fiscal                 Underlying Warrants
Position                        Year        Salary (1)              (#)
--------                        ----        ----------       -------------------

Erick J. Neuman                 1999        $115,000 (1)
  Chief Executive Officer       1998        $115,000 (1)           312,500(2)
                                1997        $115,000 (1)           437,500(2)

------------------------------
(1) Mr. Neuman received certain perquisites and other benefits in the above referenced fiscal year; however, the Company has concluded that the aggregate amount of such personal benefits and other compensation is less than 10% of the total of Mr. Neuman's annual salary. No bonus was paid to Mr. Neuman during the 1999 fiscal year.

(2) Consists of a warrant to purchase a total of 250,000 shares at $0.001 per share, a warrant to purchase 250,000 shares at $0.10 per share, and a warrant to purchase 250,000 shares at $0.25 per share. These warrants are effective January 1, 1996, and expire on December 31, 2000.

     The Company did not grant any options or warrants to any executive officers in Fiscal 1999.

     The following table provides information regarding option and warrant exercises in fiscal 1999 by the named executive officer and the value of such officer's unexercised warrant at September 30, 1999:

                                                Number of Securities         Value of Unexercised
                                               Underlying Unexercised        In-The-Money Options/
                  Shares                        Options/Warrants at              Warrants at
               Acquired on       Value           Fiscal Year-End                Fiscal Year-End
Name           Exercise (1)     Realized     Exercisable   Unexercisable   Exercisable   Unexercisable
----           ------------     --------     ---------------------------   ---------------------------

Erick Neuman       -              $0           500,000       250,000         $174,750       $37,500

---------------
(1)  As outlined in Mr. Neuman's employment agreement.



Employment Agreements

     In November 1999, the Company entered into a thirteen-month employment agreement with Mr. Bracken, which automatically extends for additional one-year terms unless terminated six months prior to the end of such term. Mr. Bracken's current salary is $90,000. The current term of Mr. Bracken's employment agreement expires on December 31, 2001. This agreement will automatically extend for an additional year if not terminated by June 30, 2002.

     In January 1996, Mr. Neuman entered into a five-year employment agreement with the Company that provides for an annual base salary of $115,000. In addition, Mr. Neuman was granted the following five year warrants: (i) one warrant to purchase a total of 250,000 shares at $0.001 per share provided that Mr. Neuman is employed with the Company on December 31, 1996, which Mr. Neuman exercised in January 1997; (ii) a warrant to purchase a total of 250,000 shares at $0.001 per share which warrant vests 25% per calendar quarter of 1997 provided that Mr. Neuman is employed by the Company on these dates; (iii) a warrant to purchase 250,000 shares at $0.10 per share which warrant vests based upon the Company attaining certain financial goals; and (iv) a warrant to purchase 250,000 shares at $0.25 per share which warrant vests based upon the Company attaining certain financial goals.

Warrants

     Mr. Neuman is the sole officer and director that beneficially owns warrants to purchase shares of Common Stock. Mr. Neuman owns warrants to purchase 750,000 shares as described in "Employment Agreements."

     The Company has not established, nor does it provide for, long-term incentive plans, defined benefit, or actuarial plans. The Company does not grant any stock appreciation rights.

Certain Transactions

     In January 1998, Pall Corporation purchased 8,589,714 shares of Company Common Stock from Argentaurum SA. This transaction was part of an asset purchase whereby Pall Corporation acquired certain assets of Argentaurum SA including the reverse osmosis and nanofiltration technologies and operations of the Rochem Group.

     In December 1999, the Company received notice from Pall Corporation that it intended to pursue the termination of the Distributor Agreement if the Company did not pay its outstanding accounts payable owed to Pall Corporation. In July 2000, the Company executed a promissory note with Pall Corporation for the principal sum of $480,136.67, together with interest thereon at a rate of 10% per annum on the unpaid balance. Upon execution of the note, interest was paid on the unpaid balance of the principal from December 31, 1999. Interest will be paid on a quarterly basis, beginning September 30, 2000. The entire principal is due and payable on or before December 31, 2002. In addition, the Company executed a Letter of Intent with Pall Corporation whereby Pall Corporation will return 8,589,714 shares of the Company common stock and give up their seat on the board. In return, the Company agrees to terminate its Distributor Agreement with Pall dated September 1, 1993.

     In September 1998, the Company obtained a $500,000 loan from Rochem Group SA, an affiliate of Fluid Separation Systems S.A. As part of the loan agreement, the Company agreed to issue a stock purchase warrant entitling Rochem Group SA to purchase an aggregate of 1,250,000 shares of the Company's common stock at an exercise price for $0.25 per share. The proceeds of this transaction were used to repay loans to Fluid Separation Systems totaling $150,000 in principal. The loan, which bears an interest rate of 10.5% per annum, with interest payable upon maturity had an original maturity date of December 31, 1999 and was subsequently extended to May 31, 2000. The Company entered into a separate letter of intent, subject to a future definitive agreement, with Rochem Group that states the following:

     A. Rochem Group will give an exclusive agency agreement to the Company for "the products" for the marine shipping market, including naval applications. The agreement language will have safeguards to protect Rochem Group from nonperformance or insolvency.

     B. Rochem Group will extend its loan of $500,000 which was due on 31 December 1999 until 31 July 2001 at a reduced interest rate of 10%/annum. Past interest to be paid at the execution of the final agreement(s). Ongoing interest will be paid on a quarterly basis. The Company currently does not have the cash on hand to make these payments. Accordingly, the Company intends to collect receivables or pursue financing to meet these obligations. There are no assurances that this obligation can be met. If the Company cannot meet its obligations of the letter of intent, it may void the entire agreement.

     C. Rochem Group will reimburse the Company for the expenses it incurred in shipping materials for the installation of the Rochem Group systems aboard the Mercury (approx. $74.5k) and Galaxy (approx. $67.3k) within 14 days of signing this agreement. Rochem Group has already reimbursed $50k of these costs. Rochem Group and the Company further agree to settle the labor expenses on pro rata share based on the amount recovered from the client for labor expenses.

     D. The Company will execute an agreement with Pall Corporation that will convert the existing accounts payable into a promissory note. The principal on the note will be due no earlier than 31 December 2002.

     E. The Company will return existing license to Pall Corporation in return for not less than 90% of their shares. The returned shares will go to the Company's Treasury.

     F. Erick Neuman will continue to be employed by the Company until the deliveries to the Celebrity vessels have been accepted and paid.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                              COST OF SOLICITATION

     The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries of the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than October 23, 2000.

                                           BY ORDER OF THE BOARD OF DIRECTORS





Houston, Texas                             Philip LeFevre
August 21, 2000                            Chairman

PROXY

                           ROCHEM ENVIRONMENTAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                               September 20, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROCHEM ENVIRONMENTAL, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of ROCHEM ENVIRONMENTAL, INC. (the "Company") hereby appoints Philip LeFevre and William Bracken, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 15001 Walden Road, Suite 203, Montgomery, Texas on Wednesday, September 20, 2000 at 10:00 a.m., Central Standard Time and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:


1.   To elect three directors.       FOR          AGAINST         WITHHOLD
                                    ------        -------         --------
     William E. Bracken             [    ]        [    ]           [    ]
     Philip LeFevre                 [    ]        [    ]           [    ]
     James Ward                     [    ]        [    ]           [    ]

2. To ratify the selection of Weinstein Spira & Company, P.C. as independent auditors of the Company for the fiscal year ending September 30, 2000.

                        FOR      AGAINST     WITHHOLD
                        ---      -------     --------
                        [ ]       [  ]         [ ]

3. To accept the offer made by Pall Corporation whereby the Company and Pall Corporation agree to issue a promissory note for payment of debts owed to Pall Corporation, for the principal sum of $480,136.67, with principal accruing at a rate of 10% per annum, with interest payable on September 30, 2000 and every three months thereafter, and which entire principal shall be due on or before December 31, 2002. In addition the Company and Pall Corporation agree to render the Distribution Agreement dated September 1, 1993 by and between Separation Technology Systems, Inc. and Rochem Separation Systems, of which the Company and Pall Corporation are successors in interest, respectively, terminated and of no force and effect, in exchange for Pall Corporation returning 8,589,714 shares of Company common stock to the Company.

                        FOR      AGAINST     WITHHOLD
                        ---      -------     --------
                        [ ]       [  ]         [ ]


4. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before this meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1, 2 AND 3, THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement Dated August 21, 2000.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED: ________________________________

_______________________________________
[Signature]

_______________________________________
[Signature if jointly held]

_______________________________________
Printed Name]

Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.